UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

March 18, 2014
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DEVRY EDUCATION GROUP INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

          The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       On November 26, 2013, DeVry Education Group Inc. (“DeVry Group”) filed a Current Report on Form 8-K to report that David J. Pauldine, President of DeVry University, a part of DeVry Group, informed DeVry Group of his decision to retire as President of DeVry University and that Mr. Pauldine would continue in his role while DeVry Group conducted an internal and external search for his successor.  Mr. Pauldine will remain with DeVry Group through September 2014 to ensure a smooth transition of leadership.

On March 18, 2014, DeVry Group announced that the Board of Directors of DeVry Group had appointed Robert Paul, age 46, to serve as President of DeVry University, effective July 1, 2014.  Mr. Paul has been the president of Carrington College California, a part of DeVry Group, since July 2011. Mr. Paul began his career at DeVry University in 2007 as vice president of campus operations.

Mr. Paul was not selected pursuant to any arrangement or understanding between him and any other person.  There has been no transaction, or proposed transaction, since July 1, 2013 to which DeVry Group was or is to be a participant, and in which Mr. Paul or any member of his immediate family had or is to have a direct or indirect material interest.  There are no family relationships between Mr. Paul and any of DeVry Group’s other directors, executive officers or persons nominated or chosen by DeVry Group to become directors or executive officers.

Effective June 1, 2011, DeVry Group entered into an Executive Employment Agreement with Mr. Paul.  As of March 18, 2014, DeVry Group and Mr. Paul agreed to amend this Executive Employment Agreement, with such amendment to become effective as of July 1, 2014 (as amended, the “Employment Agreement”), to reflect Mr. Paul’s new role.  As amended, the Employment Agreement will provide for, among other things, the following:

(i)       Mr. Paul’s initial base salary may be increased annually by DeVry Group’s Chief Executive Officer in coordination with the Compensation Committee of DeVry Group’s Board of Directors (the “Compensation Committee”) but may not be decreased, except in the case of an across-the-board percentage reduction in base salaries.

(ii)      Mr. Paul will be eligible for annual equity awards, as determined by DeVry Group, DeVry Group’s Board of Directors and/or the Compensation Committee, under DeVry Group’s equity award plans.

(iii)     Mr. Paul will be eligible to receive an annual cash incentive payment under DeVry Group’s Management Incentive Program (“MIP”) based on a percentage of Mr. Paul’s base salary upon the achievement of specific organization-wide and personal performance goals that will be determined each fiscal year by Mr. Paul’s direct supervisor and/or the Compensation Committee.

(iv)      Mr. Paul will be eligible to participate in the health and welfare benefit plans and any qualified and/or non-qualified retirement plans of DeVry Group.

(v)       Mr. Paul’s employment with DeVry Group will end upon the earlier of (A) Mr. Paul’s death or Permanent Disability (as defined in the Employment Agreement), (B) Mr. Paul’s resignation at any time with or without Good Reason (as defined in the Employment Agreement) or (C) termination by DeVry Group at any time with or without Cause (as defined in the Employment Agreement).

(vi)      If (A) Mr. Paul’s employment with DeVry Group is terminated by DeVry Group without Cause or by Mr. Paul with Good Reason and (B) Mr. Paul executes a legally effective Release (as defined in the Employment Agreement) and complies with the terms of the Employment Agreement and the Release, Mr. Paul will be entitled to the following benefits:

(1)       Accrued Benefits (as defined in the Employment Agreement), payable no later than 30 days after Mr. Paul’s Termination Date (as defined in the Employment Agreement);

(2)       one and one-half times the sum of Mr. Paul’s base salary plus MIP Target (as defined in the Employment Agreement), payable in 18 equal monthly payments;

(3)       a pro-rated MIP Award (as defined in the Employment Agreement), if employed for at least six months in the fiscal year during which termination occurs, based on actual performance paid in a lump sum at the time MIP awards are paid to other employees;

(4)       18 months of continued health benefit plan coverage at active employee rates following the Termination Date; and

(5)       access to a nine month senior executive level outplacement program at DeVry Group’s sole expense.

(vii)     If (A) Mr. Paul’s employment with DeVry Group is terminated by DeVry Group without Cause or by Mr. Paul with Good Reason during a Change in Control Period (as defined in the Employment Agreement) and (B) Mr. Paul executes a legally effective Release (as defined in the Employment Agreement) and complies with the terms of the Employment Agreement and Release, Mr. Paul will be entitled to the following benefits:

(1)       Accrued Benefits, payable no later than 30 days after the Termination Date;

(2)       two times the sum of Mr. Paul’s base salary plus MIP Target, payable in 24 equal monthly payments;

(3)       24 months of continued health benefit plan coverage at active employee rates following the Termination Date; and

(4)       access to a 12 month senior executive level outplacement program at DeVry Group’s sole expense.

(viii)    If Mr. Paul’s employment is terminated during a Change in Control Period (A) for Cause, (B) by reason of Mr. Paul’s resignation without Good Reason or (C) by reason of Mr. Paul’s death or Permanent Disability, DeVry Group shall provide Mr. Paul or Mr. Paul’s estate or beneficiaries, as appropriate, with Accrued Benefits, payable within 30 days following Mr. Paul’s Termination Date, and DeVry Group shall have no other severance obligations under the Employment Agreement.

(ix)      Mr. Paul is subject to a non-compete and non-solicitation period following the end of Mr. Paul’s employment of (A) 24 months if termination occurs with Good Reason or without Cause during a Change in Control Period or (B) 18 months in the case of any other termination.

Effective May 1, 2014, Mr. Paul will be paid a base salary at an annualized rate of $380,000.  Additionally, effective July 1, 2014, Mr. Paul’s fiscal year 2015 MIP Target will be adjusted up from his current fiscal year 2014 target of 50% of base salary to 65% of base salary with a maximum payout opportunity of 200% of his MIP Target.  Mr. Paul will also receive relocation assistance in accordance with DeVry Group’s executive relocation policy, including a miscellaneous allowance of $25,000 and an extended period of temporary living assistance.

Item 7.01	Regulation FD Disclosure

A copy of the news release issued by DeVry Group on March 18, 2014 announcing Mr. Paul’s appointment is included as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Forward Looking Statements

Certain statements contained in this Form 8-K and related press release, including those that affect DeVry Group’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Group or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry Group’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in DeVry Group’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2013.

These forward-looking statements are based on information as of March 18, 2014, and DeVry Group assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated March 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY EDUCATION GROUP INC.
(Registrant)

Date:	March 20, 2014	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 18, 2014